                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 1, 1999





                               TMP WORLDWIDE INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)




      Delaware                     0-21571                    13-3906555
 -------------------        -------------------         --------------------
     (State of             (Commission File No.)         (I.R.S. Employer
   Incorporation)                                       Identification No.)





   1633 Broadway, New York, New York                        10019
 -----------------------------------------            ------------------
 (Address of principal executive offices)                 (Zip Code)




       Registrant's telephone number, including area code: 212-977-4200
                                                           ------------




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Item 5.           OTHER EVENTS.

TMP Worldwide Inc. hereby announces its financial results for the month of, and the ten months ended October 31, 1998.

The financial results included herein have been retroactively restated to include the results for the ten months ended October 1998 and 1997 of the entities acquired by the Company under the pooling-of-interests method of accounting. Now included are the results of Johnson, Smith & Knisely, Inc, ("JSK"), TASA Holding A.G. ("TASA"), Stackig, Inc. and Recruitment Solutions, Inc.

With the additions of JSK in May 1998, and TASA in September 1998, TMP entered the executive search business and now operates this business under the name TASA Worldwide. According to Hunt-Scanlon Advisors, a Greenwich, Conn. consulting firm that tracks the executive search industry, TASA Worldwide, with estimated annual revenue of approximately $60 million, is now one of the 10 largest wholly-owned global executive search firms in the world.

Stackig, Inc. joined TMP in September 1998 and Recruitment Solutions joined TMP October 1998. Both are in the recruitment advertising business. Stackig, Inc. is a full service advertising agency specializing in recruitment advertising and marketing communications and public relations services. Recruitment Solutions' primary service is the design and management of the recruitment advertisement response process, including resume assessment and tracking.

The Company's total commissions and fees were $34.8 million for the month of October 1998 compared to $30.1 million for the month of October 1997, an increase of 15.6%.

In addition, TMP's Interactive Division, led by The Monster Board-TM-, reported $5.2 million in Internet revenue for the month of October of 1998 an increase of 489% or $4.3 million, from $886 thousand for the month of October 1997.

Commissions and fees for recruitment advertising and yellow page advertising for the month of October 1998, at $ 14.1 million and $8.3 million, respectively, were down slightly when compared to $14.2 million and $8.4, respectively for the month of October 1997. Commissions and fees for the Company's search and selection division were $7.2 million for the month of October 1998 as compared to $6.6 million for the month of October 1997, an 8.5% increase.

Excluding merger costs of $2.1 million, which were comprised of amortization of the employee stay bonus for JSK, and legal, accounting and other


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costs incurred in connection with the Company's acquisitions of Stackig, Inc.,
The Smart Group, a yellow page advertising agency and Recruitment Solutions, all of which are being accounted for as poolings of interests, the Company reported an operating profit for the month of October 1998 of $3.8 million compared with $1.9 million for the month of October 1997, an increase of 104.2%.

For the month ended October 1998, excluding merger and integration costs net of tax benefits, net income applicable to common and Class B common stockholders was $3.1 million or $0.10 per diluted share, on 30.4 million weighted average shares outstanding as compared to net income applicable to common and Class B common stockholders of $1.1 million, or $0.04 per diluted share for the month of October 1997 on 29.9 million weighted average shares outstanding, a 193.5% increase in adjusted net income and a 188.7% increase in the related per share amounts.

Earnings before interest, income taxes, depreciation and amortization (EBITDA), excluding merger costs, increased 75.3% to $5.8 million for the month of October 1998, versus $3.3 million for the comparable period in 1997.

TEN MONTH PERFORMANCE

TMP reported commissions and fees of $332.8 million for the ten months ended October 31, 1998 compared to $251.1 million for the ten months ended October 31, 1997, an increase of $81.7 million or 32.5%. Internet revenue increased 167.5% to $36.9 million for the ten months ended October 31, 1998 from $13.8 million for the ten months ended October 30, 1997.

Excluding merger costs of $11.6 million, the majority of which were related to employee stay bonuses incurred in connection with the Company's acquisitions of TASA, Stackig Inc. and JSK, all of which are being accounted for as poolings of interests, the Company reported an operating profit for the first ten months of 1998 of $38.7 million compared to $24.7 million for the same period in 1997, an increase of 57.0%.

For the ten months ended October 31, 1998, excluding merger costs, net of tax benefits, net income applicable to common and Class B common stockholders was $18.4 million, or $0.61 per diluted share, on 30.4 million weighted average shares outstanding as compared to net income applicable to common and Class B common stockholders of $9.0 million, or $0.33 per diluted share, for the ten months ended October 31, 1997 on 27.8 million weighted average shares outstanding, a 103.5% increase in net income and a 86.1% increase in earnings per share.

For the first ten months of 1998, EBITDA, excluding merger costs, was $55.3 million versus $36.6 million for the same period in 1997, an increase of 51.2%.


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                               TMP WORLDWIDE INC
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME


                                                           The Month Ended
                                                              October 31,
                                                      -------------------------
                                                         1998           1997
                                                      ----------     ----------
                                                      (in thousands, except per
                                                           share amounts)
                                                            (unaudited)

GROSS BILLINGS:
Recruitment                                           $   69,780     $   66,231
Yellow pages                                              43,436         42,837
Search & selection                                         7,196          6,634
Internet                                                   5,627          1,049
--------------------------------------------          ----------     ----------
Total                                                 $  126,039     $  116,751
============================================          ==========     ==========
COMMISSIONS & FEES:
Recruitment                                           $   14,071         14,184
Yellow pages                                               8,327          8,401
Search & selection                                         7,196          6,634
Internet                                                   5,215            886
--------------------------------------------          ----------     ----------
Total Revenue                                             34,809         30,105
--------------------------------------------          ----------     ----------
OPERATING EXPENSES:
Salary & related costs                                    18,807         17,769
Office & general                                          11,440          9,813
Merger costs                                               2,072              0
CEO bonus                                                    125            125
Amortization of intangibles                                  584            511
--------------------------------------------          ----------     ----------
TOTAL OPERATING EXPENSES                                  33,028         28,218
--------------------------------------------          ----------     ----------

OPERATING INCOME                                           1,781          1,887
--------------------------------------------          ----------     ----------
OTHER INCOME (EXPENSE):
Interest expense, net                                       (879)          (943)
Other                                                        344            (67)
--------------------------------------------          ----------     ----------
Total other income (expense), net                           (535)        (1,010)
--------------------------------------------          ----------     ----------
INCOME BEFORE TAXES, MINORITY INTERESTS
 & EQUITY IN EARNINGS (LOSSES) OF AFFILIATES               1,246            877

Provision for income taxes                                  (838)          (154)
--------------------------------------------          ----------     ----------
Income before minority interests
 & equity in earnings (losses) of affiliates               2,084          1,031

Minority interests                                             0            (37)
Equity in earnings (losses) of affiliates                   (207)             0
--------------------------------------------          ----------     ----------
Net income applicable to common
and Class B common stockholders                       $    1,877     $    1,068
============================================          ==========     ==========

Adjusted net income:
Net income                                            $    1,877     $    1,068
Merger costs                                               2,072              0
Tax benefit of merger costs                                 (814)             0
--------------------------------------------          ----------     ----------
Adjusted net income                                   $    3,135     $    1,068
============================================          ==========     ==========
NET INCOME PER COMMON AND
============================================
        CLASS B COMMON SHARE
        ====================================

        BASIC                                              $0.06          $0.04
        ====================================          ==========     ==========

        DILUTED                                            $0.06          $0.04
        ====================================          ==========     ==========

ADJUSTED NET INCOME PER COMMON AND
============================================          ==========     ==========
        CLASS B COMMON SHARE
        ====================================          ==========     ==========

        BASIC                                              $0.11
        ====================================          ==========

        DILUTED                                            $0.10
        ====================================          ==========

WEIGHTED AVERAGE SHARES OUTSTANDING
============================================

        BASIC                                             29,472         29,408
        ====================================          ==========     ==========

        DILUTED                                           30,395         29,891
        ====================================          ==========     ==========

Adjusted E B I T D A*                                 $    5,831     $    3,326
============================================          ==========     ==========

* Earnings before interest, income taxes, depreciation and amortization and adjusted to exclude the effects of merger costs for poolings. EBITDA is presented to provide additional information about the Company's ability to meet its future debt service, capital expenditures and working capital requirements and is one of the measures which determines the Company's ability to borrow under its credit facility. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity.

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                               TMP WORLDWIDE INC
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME


                                                        The Ten Months Ended
                                                              October 31,
                                                      -------------------------
                                                         1998           1997
                                                      ----------     ----------
                                                      (in thousands, except per
                                                           share amounts)
                                                             (unaudited)
GROSS BILLINGS:
Recruitment                                           $  674,940     $  485,189
Yellow pages                                             416,335        392,747
Search & selection                                        71,085         56,016
Internet                                                  40,450         14,597
--------------------------------------------          ----------     ----------
Total                                                 $1,202,810     $  948,549
============================================          ==========     ==========
COMMISSIONS & FEES:
Recruitment                                           $  140,479     $  101,486
Yellow pages                                              84,309         79,776
Search & selection                                        71,085         56,016
Internet                                                  36,939         13,808
--------------------------------------------          ----------     ----------
Total Commissions & fees                                 332,812        251,086
--------------------------------------------          ----------     ----------
OPERATING EXPENSES:
Salary & related costs                                   183,091        140,608
Office & general                                         102,756         79,590
Merger costs                                              11,649              0
CEO bonus                                                  1,250          1,250
Amortization of intangibles                                6,987          4,968
--------------------------------------------          ----------     ----------
TOTAL OPERATING EXPENSES                                 305,733        226,416
--------------------------------------------          ----------     ----------

OPERATING INCOME                                          27,079         24,670
--------------------------------------------          ----------     ----------
OTHER INCOME (EXPENSE):
Interest expense, net                                     (8,386)        (7,396)
Other                                                       (497)          (125)
--------------------------------------------          ----------     ----------
Total other income (expense), net                         (8,883)        (7,521)
--------------------------------------------          ----------     ----------
INCOME BEFORE TAXES, MINORITY INTERESTS
 & EQUITY IN EARNINGS (LOSSES) OF AFFILIATES              18,196         17,149

Provision for income taxes                                 6,751          7,743
--------------------------------------------          ----------     ----------
Income before minority interests
 & equity in earnings (losses) of affiliates              11,445          9,406

Minority interests                                             0            219
Equity in earnings (losses) of affiliates                   (504)           (20)
--------------------------------------------          ----------     ----------
Net income                                                10,941          9,167
Preferred dividend                                             0           (123)
--------------------------------------------          ----------     ----------
Net income applicable to common
and Class B common stockholders                       $   10,941     $    9,044
============================================          ==========     ==========
ADJUSTED NET INCOME:
Net income                                            $   10,941     $    9,044
Merger costs                                              11,649              0
Tax benefit of merger costs                               (4,183)             0
--------------------------------------------          ----------     ----------
Adjusted net income                                   $   18,407     $    9,044
============================================          ==========     ==========
NET INCOME PER COMMON AND
        CLASS B COMMON SHARE
        ====================================

        BASIC                                              $0.37          $0.33
        ====================================          ==========     ==========

        DILUTED                                            $0.36          $0.33
        ====================================          ==========     ==========

ADJUSTED NET INCOME PER COMMON AND
        CLASS B COMMON SHARE
        ====================================

        BASIC                                              $0.62
        ====================================          ==========

        DILUTED                                            $0.61
        ====================================          ==========
WEIGHTED AVERAGE SHARES OUTSTANDING

        BASIC                                             29,544         27,265
        ====================================          ==========     ==========

        DILUTED                                           30,359         27,758
        ====================================          ==========     ==========

ADJUSTED E B I T D A*                                 $   55,340     $   36,603
============================================          ==========     ==========

* Earnings before interest, income taxes, depreciation and amortization and adjusted to exclude the effects of merger costs for poolings. EBITDA is presented to provide additional information about the Company's ability to meet its future debt service, capital expenditures and working capital requirements and is one of the measures which determines the Company's ability to borrow under its credit facility. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TMP WORLDWIDE INC.


                                                     By:  /S/ THOMAS G. COLLISON
                                                          ----------------------
                                                     Thomas G. Collison
                                                     Vice Chairman

Dated: February 1, 1999